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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  November 13, 2007


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

On November 13, 2007, the Compensation Committee of the Company's Board of Director unanimously approved an amendment and restatement of both the Nordstrom Executive Deferred Compensation Plan ("EDCP") and the Nordstrom Directors Deferred Compensation Plan ("DDCP"), in each case to amend the terms of those plans to conform with the requirements under Section 409A of the Internal Revenue Code of 1986, as amended. The amendments to the EDCP include adding a provision to subject "key" employees to a six-month delayed distribution in certain circumstances, prohibiting unscheduled distributions except in the case of unforeseen financial emergency, limitations on the form and timing of distribution elections, clarification of the definition of "retirement" and requiring certain payments to be made in a lump sum. The amendments to the DDCP include prohibiting unscheduled distributions except in the case of unforeseen financial emergency, limitations on the form and timing of deferral elections and distribution elections, limitations on deferrals and requiring certain payments to be made in a lump sum. This summary of the material amendments to the EDCP and DDCP are qualified by the text of such plans, copies of which are filed as Exhibits 10.40 and 10.41, respectively, to this Current Report on Form 8-K, and are incorporated herein by this reference.

On November 14, 2007, the Company's Board unanimously approved an amendment and restatement of both the Nordstrom, Inc. 2002 Nonemployee Director Stock Incentive Plan ("2002 Plan") and the Nordstrom, Inc. 2004 Equity Incentive Plan ("2004 Plan"), in each case to amend the terms of those plans to conform with the requirements under Section 409A of the Internal Revenue Code of 1986, as amended. The amendments to the 2002 Plan include limitations on deferrals and adding requirements that grants of stock options and SARs must be made at not less than fair market value on the date of grant. The amendments to the 2004 Plan consist of minor wording changes to clarify existing provisions of the plan. This summary of the material amendments to the 2002 Plan and 2004 Plan are qualified by the text of such plan, copies of which are filed as Exhibits 10.39 and 10.44, respectively, to this Current Report on Form 8-K, and are incorporated herein by this reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.39 Nordstrom, Inc. 2002 Nonemployee Director Stock Incentive Plan (2007 Amendment)
10.40     Nordstrom Executive Deferred Compensation Plan (2007 Restatement)
10.41     Nordstrom Directors Deferred Compensation Plan (2007 Restatement)
10.44     Nordstrom, Inc. 2004 Equity Incentive Plan (2007 Amendment)







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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Lisa G. Iglesias
                                                -----------------------
                                                Lisa G. Iglesias
Executive Vice President,
General Counsel and
Corporate Secretary


Dated: November 16, 2007







































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EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

10.39 Nordstrom, Inc. 2002 Nonemployee Director Stock Incentive Plan (2007 Amendment)
10.40     Nordstrom Executive Deferred Compensation Plan (2007 Restatement)
10.41     Nordstrom Directors Deferred Compensation Plan (2007 Restatement)
10.44     Nordstrom, Inc. 2004 Equity Incentive Plan (2007 Amendment)
















































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                                                                EXHIBIT 10.39


                                 NORDSTROM, INC.
                 2002 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
                                (2007 Amendment)


    ARTICLE 1.  INTRODUCTION
    The purpose of the Plan is to promote the long-term success of the Company and the creation of Shareholder value by (a) encouraging the attraction and retention of Nonemployee Directors with exceptional qualifications and (b) linking Nonemployee Directors directly to Shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options or stock appreciation rights. Capitalized terms are defined in Section 15 below.

    The Plan was originally approved by the Board and the Shareholders of the Company in 2002, and the Plan is hereby amended in 2007 to accomplish the changes necessary to keep the Plan compliant with Code Section 409A.


    ARTICLE 2.  ADMINISTRATION

    2.1 Committee Composition. The Plan shall be administered by the Corporate Governance and Nominating Committee (the "Committee").

    2.2 Committee Responsibilities. The Committee shall (a) select the Nonemployee Directors who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

    ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

    3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 450,000. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

    3.2 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan.


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    3.3    Dividend Equivalents.  Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

    ARTICLE 4.  ELIGIBILITY.

    4.1 Grants. Only Nonemployee Directors shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

    ARTICLE 5.  OPTIONS.

    5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

    5.2 Number of Shares . Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

    5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, as determined by the Committee; provided that the Exercise Price under an Option shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

    5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

    5.5 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify outstanding Options; provided that no Option shall be repriced. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

    5.6 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

    ARTICLE 6.  PAYMENT FOR OPTION SHARES.

    6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the
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time when such Common Shares are purchased, except the Committee (in its sole discretion) may at any time accept payment in any form(s) described in this
Article 6.

    6.2 Surrender of Stock . To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that have been owned by the Optionee for at least six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

    6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

    6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

    6.5 Promissory Note. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

    6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price may be paid in any other form that is consistent with applicable laws, regulations and rules.

    ARTICLE 7.  STOCK APPRECIATION RIGHTS.

    7.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

    7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10.

    7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price under an SAR shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

    7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The
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SAR Agreement shall also specify the term of the SAR.  An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an NSO at the time of grant or thereafter.

    7.5 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

    7.6 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify outstanding SARs; provided that no SAR shall be repriced. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

    ARTICLE 8.  RESTRICTED SHARES.

    8.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

    8.2 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

    8.3 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other Shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

    ARTICLE 9.  STOCK UNITS.

    9.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the
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Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

    9.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

    9.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

    9.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

    9.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in a lump sum when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

    9.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

    9.7 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

    ARTICLE 10.  PROTECTION AGAINST DILUTION.

    10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

(b)   The number of Common Shares covered by each outstanding Option and SAR;

(c)   The Exercise Price under each outstanding Option and SAR; or

(d) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    10.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

    10.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for settlement of the full value, if any, of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

    ARTICLE 11.  DEFERRAL OF AWARDS.

To the extent permitted and consistent with the terms of the Nordstrom, Inc. Directors Deferred Compensation Plan ("DDCP") and Code Section 409A (as described in 13.3, below), the Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the settlement of Stock Units credited to such Participant's DDCP account;

(b) Have Common Shares, that otherwise would be delivered to such Participant as a result of the settlement of Stock Units, converted into amounts credited as Stock Units to such Participant's DDCP account. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

    Provided, however, that such deferral shall not be effective unless the Participant enters into a deferral agreement with respect to the particular award at such time and in such form and manner as the Committee determines appropriate.

    ARTICLE 12.  AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares
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issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

    ARTICLE 13.  LIMITATION ON RIGHTS.

    13.1 Shareholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a Shareholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

    13.2 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    13.3 Compliance with Code Section 409A. Awards under the Plan are intended to comply with Code Section 409A and all Awards shall be interpreted in a manner that results in compliance with Section 409A, Department of Treasury regulations, and other interpretive guidance under Section 409A. Notwithstanding any provision of the Plan or an Award to the contrary, if the Committee determines that any Award does not comply with Code Section 409A, the Company may adopt such amendments to the Plan and the affected Award (without consent of the Participant) or adopt other policies or procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary and appropriate to (a) exempt the Plan and the Award from application of Code
Section 409A and/or preserve the intended tax treatment of amounts payable with respect to the Award, or (b) comply with the requirements of Code
Section 409A.


ARTICLE 14.  FUTURE OF THE PLAN.

    14.1 Term of the Plan. The Plan, as set forth herein, shall become effective upon approval by the Company's shareholders. The Plan shall remain in effect until it is terminated under Section 14.2.

    14.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's Shareholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

    ARTICLE 15.  DEFINITIONS.

    15.1 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

    15.2 "Board" means the Company's Board of Directors, as constituted from time to time.

    15.3    "Code" means the Internal Revenue Code of 1986, as amended.

    15.4    "Committee" means a committee of the Board, as described in
Article 2.

    15.5 "Common Share" means one share of the common stock of the Company.

    15.6    "Company" means Nordstrom, Inc., a Washington corporation.

    15.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    15.8 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

    15.9 "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal of the closing bid price of the Common Shares on the New York Stock Exchange. Such determination shall be conclusive and binding on all persons.

    15.10 "NSO" means a stock option not described in sections 422 or 423 of the Code.

    15.11 "Option" means a NSO granted under the Plan and entitling the holder to purchase Common Shares.

    15.12 "Optionee" means an individual or estate who holds an Option or SAR.

    15.13 "Nonemployee Director" shall mean a member of the Board who is not an employee or an officer of the Company.

    15.14    "Participant" means an individual or estate who holds an Award.

    15.15 "Plan" means this Nordstrom, Inc. 2002 Nonemployee Director Stock Incentive Plan (2007 Amendment), as amended from time to time. The Plan is an amendment of the 2002 Nonemployee Director Stock Incentive Plan, as amended to bring the Plan into compliance with Code Section 409A.

    15.16    "Restricted Share" means a Common Share awarded under the Plan.

    15.17 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

    15.18    "SAR" means a stock appreciation right granted under the Plan.

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    15.19    "SAR Agreement" means the agreement between the Company and an
Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

    15.20 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

    15.21 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

    15.22 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.